GOLDMAN SACHS TRUST

Class A, Class C, Institutional, Service, Investor, Class R6 and Class P Shares (as applicable) of the

Goldman Sachs U.S. Tax-Managed Equity Fund

Goldman Sachs U.S. Equity Dividend and Premium Fund

(the “Funds”)

Supplement dated February 13, 2026 to the

Prospectus, Summary Prospectuses and Statement of Additional Information (“SAI”), each dated April 30, 2025, as supplemented to date

The Board of Trustees of Goldman Sachs Trust (the “Board”) recently approved a change to each Fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified” and the elimination of any related fundamental investment restrictions.

These changes are subject to approval by the respective shareholders of each Fund at a meeting that will be held on or about June 12, 2026 (the “Meeting”). Changing a Fund’s status to “non-diversified” would provide Goldman Sachs Asset Management, L.P., the Fund’s investment adviser, with enhanced flexibility to invest a greater portion of the Fund’s assets in individual issuers. Market appreciation among issuers in certain industry segments has expanded their market capitalizations, increasing their weightings in major stock benchmarks. Given the weightings of the largest holdings in the Funds’ respective benchmarks and the appreciation of the Funds’ largest holdings, the portfolio managers of each Fund believe that it is important to have flexibility to continue to invest in these holdings, and that they will be better able to execute each Fund’s investment strategy and other policies with this additional flexibility. If approved by shareholders of a Fund at the Meeting, that particular Fund, as a non-diversified fund, would be more susceptible to adverse developments affecting any single issuer held in its portfolio to the extent that the Fund accumulates a larger position in that issuer, and would be more susceptible to greater losses because of these developments.

Prior to the Meeting, shareholders of the Funds entitled to vote at the Meeting will receive a proxy statement that will contain additional information about the Funds’ diversification status and fundamental restrictions.

This supplement should be retained with your Prospectus, Summary Prospectuses and SAI for future reference.

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